UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

Priveterra Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-39858	85-2478126
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1 Park Plaza
Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)616-9600

Tastemaker Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	TMKRU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	TMKR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TMKRW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Matters.

On July 10, 2023, Priveterra Acquisition Corp. II (formerly known as Tastemaker Acquisition Corp.) (the “Company”) adjourned the special meeting of the Company’s stockholders (the “Special Meeting”) in order to provide additional time to engage with the Company’s stockholders. The Special Meeting will be reconvened at 3:00 p.m. Eastern Time on July 11, 2023 virtually via live webcast. It can be accessed by visiting https://www.cstproxy.com/tastemakeracquisition/ext2023.

SUPPLEMENT TO PROXY STATEMENT

OF

PRIVETERRA ACQUISITION CORP. II

Dated July 10, 2023

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on June 22, 2023, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the extension (the “Extension” and such proposal, the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination from July 12, 2023 to January 12, 2024 (such date, the “Extended Date”). The purpose of the supplemental disclosures is to provide information about (i) the postponement of the Special Meeting related to the Definitive Proxy Statement, and (ii) the amendment to the Extension Amendment Proposal.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Special Meeting Adjournment

On July 10, 2023, the Company adjourned the Special Meeting in order to provide additional time to engage with the Company’s stockholders. The Special Meeting will be reconvened at 3:00 p.m. Eastern Time on July 11, 2023 virtually via live webcast. It can be accessed by visiting https://www.cstproxy.com/tastemakeracquisition/ext2023.

Redemption Rights

If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less amounts released to pay taxes), divided by the number of then outstanding public shares. The pro rata portion of the funds currently available in the Trust Account for the redemption of public shares is approximately $10.70 per share. Holders of public shares who do not elect to redeem their public shares in connection with the Second Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

Risk Factors

The following disclosure under the heading “Risk Factors” contained in the Definitive Proxy Statement is hereby amended as follows:

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase Tastemaker’s costs and the time needed to complete a business combination and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals (as hereinafter defined) caused Tastemaker to liquidate the funds in the Trust Account and may cause it to liquidate the company at an earlier time than it might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions between SPACs, such as Tastemaker, and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that Tastemaker, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which Tastemaker could complete an initial business combination. The need for compliance with the SPAC Rule Proposals has caused Tastemaker to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash ~~(i.e., in one or more bank accounts)~~ in an interest-bearing demand deposit account at a bank until the earlier of the consummation of the Business Combination, another initial business combination or Tastemaker’s liquidation. Following such liquidation of the assets in the Trust Account, Tastemaker has earned interest of approximately 4.5% per annum on the remaining cash in the Trust Account through June 12, 2023; however, the actual amount of interest earned on the cash in the Trust Account in the future, if any, may vary.

 Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995.  In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company are inherently uncertain. Certain risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus dated January 7, 2021, relating to its IPO, and other risks and uncertainties indicated from time to time in the Definitive Proxy Statement delivered to the Company’s stockholders, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company.

Additional Information and Where to Find It

The Company has filed with the SEC the Definitive Proxy Statement in connection with the Special Meeting and, beginning on June 22, 2023, mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the May 22, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2023

PRIVETERRA ACQUISITION CORP. II

	By:	/s/ Oleg Grodnensky
Name: Oleg Grodnensky
Title: Chief Executive Officer